UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

TIMBERLINE RESOURCES CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

TIMBERLINE RESOURCES CORPORATION		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders to be held September 29, 2016
	DATE:	September 29, 2016
	TIME:	10:00 AM local time
	LOCATION:	101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814

HOW TO REQUEST PAPER COPIES OF OUR PROXY MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/TLRS and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials include the Notice of Meeting, the proxy statement for this Annual Meeting, our Annual Report to shareholders for the fiscal year ended September 30, 2015, and the Form of Proxy for the Annual Meeting. The proxy materials are available at: https://www.iproxydirect.com/TLRS. You may also obtain instructions for attending and voting at the Annual Meeting at this website.

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before September 15, 2016.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/TLRS UNTIL 11:59 PM EASTERN TIME SEPTEMBER 28, 2016.

The purposes of this meeting are as follows:
1.

1.

To elect the nominees to Timberline’s board of directors (the “Board”) to serve until Timberline’s 2017 annual meeting of Stockholders or until successors are duly elected and qualified;

2.

To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2016; and

3.

Any other business that may properly come before the Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on August 9, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, they held on that date at the meeting or any postponement or adjournment of the meeting.

This notice also constitutes Notice of the Meeting under Delaware Corporate Law. The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL

US POSTAGE

PAID

CARY NC

PERMIT # 869

Timberline Resources Corporation

SHAREHOLDER SERVICES

500 Perimeter Park Drive Suite D

Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT